Summary Of Significant Accounting Policies (Schedule Of Supplementary Cash Flow Information) (Details) (USD $) In Millions	6 Months Ended		12 Months Ended
	Jul. 31, 2011	Jul. 31, 2010	Jan. 31, 2011	Jan. 31, 2010	Jan. 31, 2009
Summary Of Significant Accounting Policies
Stock exchanged upon exercise of stock options	$ 14	$ 30
Vested stock issued as settlement of annual bonus accruals	3	4
Increase (decrease) in accrued stock repurchases	13	(24)	(17)	24	(6)
Fair value of assets acquired in acquisitions	29	167	470	314	224
Less: cash paid in acquisitions, net of cash acquired of $1 million in fiscal 2011	(26)	(140)	(382)	(256)	(201)
Liabilities assumed in acquisitions	3	27	84	45	14
Cash paid for interest (including discontinued operations)	52	35	71	71	77
Cash paid for income taxes (including discontinued operations)	121	157	361	273	269
Cash acquired from acquisition		$ 1	$ 10	$ 8	$ 5